                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly  Report of FalconStor  Software,  Inc., a
Delaware  Corporation  (the Company) on Form 10-Q for the period ended March 31,
2007, as filed with the  Securities  and Exchange  Commission on the date hereof
(the Form 10-Q),  I,  ReiJane  Huai,  Chief  Executive  Officer of the  Company,
certify,  pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)   the  Form  10-Q  fully  complies,  in  all  material  respects,  with  the requirements of section 13(a) or section 15(d) of the Securities  Exchange
      Act of 1934; and

(ii)  the  information  contained  in the  Form  10-Q  fairly  presents,  in all material respects, the financial condition and result of operations of the
      Company.

                                                  /s/ ReiJane Huai
                                                  ------------------------------
                                                  ReiJane Huai
                                                  Chief Executive Officer
                                                  May 9, 2007